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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 23, 2001


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


     NEVADA                         000-21640                     88-0136443
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(State or other jurisdiction       (Commission                  (I.R.S.Employer
 of incorporation)                 File Number)              Identification No.)


2411 WEST SAHARA AVENUE, LAS VEGAS, NEVADA                           89102
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)










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ITEM 5.  OTHER EVENTS.


         On January 23, 2001, Station Casinos, Inc. (the "Company") released the Company's financial results for the quarter and year ended December 31, 2000 and commented on its outlook for 2001. A press release detailing such performance and outlook is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In November the Company entered into a Settlement and Final Order with the Missouri Gaming Commission (the "MGC"). The settlement addressed all outstanding issues between the MGC and the Company and its affiliates, including (1) allegations relating to the activities of Michael Lazaroff, an attorney who formerly represented the Company in Missouri, and (2) other unrelated, pending disciplinary actions which sought administrative penalties totaling $400,000. Although denying any wrongdoing, the Company paid an administrative penalty of $1 million to the MGC as part of the settlement after the closing of the sale of the Company's Missouri properties to Ameristar Casinos, Inc.

         On December 20, 2000, the Company and Kansas City Station Corporation were named as defendants in an action styled FITZERALD'S SUGAR CREEK, INC. V. KANSAS CITY STATION CORP., ET.AL., No. 00CV230480 (Circuit Court of Jackson County, Missouri). The Company and its subsidiary responded to this lawsuit on January 19, 2001 and moved to remove the case to bankruptcy court in Nevada. The plaintiff alleges that the defendants are liable for unspecified actual and punitive damages and other relief, based on alleged tortious interference with the plaintiff's business expectancy of receiving a Missouri gaming license in the Kansas City metropolitan area. The allegations of the petition appear to be based on the same issues involved in the Lazaroff investigation. The plaintiff also alleges claims based on fraudulent concealment and civil conspiracy. Although no assurance can be made with respect to any litigation, the Company and its subsidiary do not believe the suit has merit and intend to defend this case vigorously. At this early date, no assessment can be made of any potential outcome.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      The following documents are filed as exhibits to this report:

EXHIBIT NO.                  DESCRIPTION

99.1                         Press Release dated January 23, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Station Casinos, Inc.



Date: January 23, 2001                  By:   /s/ Glenn C. Christenson
                                              --------------------------------
                                              Glenn C. Christenson
                                              Executive Vice President, Chief
                                              Financial Officer, Chief
                                              Administrative Officer and
                                              Treasurer




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                                  EXHIBIT INDEX

EXHIBIT

99.1                      Press Release dated January 23, 2001.






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